UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 27, 2009
CALL NOW, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-27160 (Commission File Number)	65-0337175 (IRS Employer Identification No.
1 Retama Parkway
Selma, Texas 78154
(Address of principal executive offices) (Zip Code)
(210) 651-7145
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On approximately January 19, 2009 Call Now, Inc. agreed to sell 23.2446% of its 95% limited partnership interest in Cambridge at Auburn, LP to Thomas R. Johnson, our President and a director, and Colleen W. Johnson for $400,000.00. The transaction closed on January 27, 2009. Cambridge at Auburn, LP owns a student residential rental housing property in Auburn, Alabama. The transaction was approved by a majority of the Call Now, Inc. Board of Directors with no interest in the transaction.
Item 9.01 Financial Statements and Exhibits.
Exhibit 10.1 is a copy of the limited partnership interest purchase agreement dated January 27, 2009 between Call Now, Inc. and Thomas R. Johnson and Colleen W. Johnson.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALL NOW INC.

Date: March 25, 2009	By:	/s/ Thomas R Johnson Thomas R. Johnson, President

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